UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2014 (February 9, 2014)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01    Other Events.
On February 9, 2014, Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”), and KRG Magellan, LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Kite (“Merger Sub”). The Merger Agreement provides for, upon the terms and subject to the conditions in the Merger Agreement, the merger of the Company with and into Merger Sub, with Merger Sub surviving the Merger (the “Merger”).
A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company prepared an investor presentation with respect to the proposed Merger. A copy of the slides to be used in connection with the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In addition, the Company prepared an investor Q&A concerning the proposed Merger. A copy of this document is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a subsequent Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appears,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the inability to obtain stockholder approvals relating to the merger or the failure to satisfy the other conditions to completion of the merger, fluctuations in the per share price of Kite’s common shares, risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger, the effect of the announcement of the proposed merger on the Company’s and Kite’s relationships with their respective customers, tenants, lenders, operating results and businesses generally, the outcome of any legal proceedings relating to the merger, risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all, market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets, the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, competition for real estate assets and tenants, impairment charges, the availability of cash flow from operating activities for distributions and capital expenditures, the ability to refinance maturing debt or to obtain new financing on attractive terms, future increases in interest rates, actions or failures by Company’s and Kite’s respective joint venture partners, including development partners, factors that could affect the Company’s and Kite’s respective abilities to qualify as a real estate investment trust, and other factors detailed under “Risk Factors” in the Company’s and Kite’s respective most recent Form 10-Ks and subsequent Form 10-Qs on file with Securities and Exchange Commission.
Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

Additional Information and Where to Find It
This filing may be deemed solicitation material in respect of the proposed Merger. In connection with the Merger, the Company and Kite expect to prepare and file with the SEC a joint proxy statement and Kite expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by Kite. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.inlanddiversified.com, and copies of the documents filed by Kite with the SEC are available free of charge on Kite’s website at http://www.kiterealty.com.
 Participants in the Solicitation
The Company and Kite and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders and Kite’s shareholders in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders and Kite’s shareholders in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on April 16, 2013. Information regarding Kite’s trustees and executive officers can be found in its definitive proxy statement filed with the SEC on April 8, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. These documents are available free of charge on the SEC’s website.
Item     9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated February 10, 2014.
99.2	Investor Presentation.
99.3	Investor Q&A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 10, 2014	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 10, 2014.
99.2	Investor Presentation.
99.3	Investor Q&A.

5